Public Service Enterprise Group PSEG Earnings Conference Call 1st Quarter 2019 May 2, 2019 EXHIBIT 99.1

Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward- looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our 2018 Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; our ability to obtain adequate fuel supply; any inability to manage our energy obligations with available supply; PSE&G’s proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned; increases in competition in wholesale energy and capacity markets; changes in technology related to energy generation, distribution and consumption and customer usage patterns; economic downturns; third-party credit risk relating to our sale of generation output and purchase of fuel; adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements; changes in state and federal legislation and regulations, and PSE&G’s ability to recover costs and earn returns on authorized investments; the impact of any future rate proceedings; risks associated with our ownership and operation of nuclear facilities, including regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks; the impact on our New Jersey nuclear plants if such plants are not selected to participate in future Zero Emission Certificate (ZEC) programs or if adverse changes are made to the capacity market construct; adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning; changes in federal and state environmental regulations and enforcement; delays in receipt of, or an inability to receive, necessary licenses and permits; adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry; changes in tax laws and regulations; the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends; lack of growth or slower growth in the number of customers or changes in customer demand; any inability of Power to meet its commitments under forward sale obligations; reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity; any inability to successfully develop, obtain regulatory approval for, or construct generation, transmission and distribution projects; any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers; our inability to exercise control over the operations of generation facilities in which we do not maintain a controlling interest; any inability to recover the carrying amount of our long-lived assets and leveraged leases; any inability to maintain sufficient liquidity; any inability to realize anticipated tax benefits or retain tax credits; challenges associated with recruitment and/or retention of key executives and a qualified workforce; the impact of our covenants in our debt instruments on our operations; and the impact of acts of terrorism, cybersecurity attacks or intrusions. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws. The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-Looking Statements

PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears. Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies. Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility. GAAP Disclaimer These materials and other financial releases can be found on the PSEG website at https://investor.pseg.com. From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the corporate website to review new postings. The “Email Alerts” link at https://investor.pseg.com may be used to enroll to receive automatic email alerts and/or Really Simple Syndication (RSS) feeds regarding new postings at https://investor.pseg.com/rss.

PSEG 2019 Q1 Review Ralph Izzo Chairman, President and Chief Executive Officer

PSEG Q1 2019 First Quarter Highlights Net Income per share of $1.38 in Q1 2019 vs. $1.10 in Q1 2018 Non-GAAP Operating Earnings* per share of $1.08 in Q1 2019 vs. $0.97 in Q1 2018 PSE&G results benefiting from increased investment in electric and gas T&D infrastructure PSEG Power results aided by higher generation volumes and cost control Operational Excellence Nuclear operations remains strong with a 98% average capacity factor; Salem 1 experienced first uninterrupted run between refueling outages New CCGT units enhance efficiency of fleet Disciplined Capital Investment Major capital initiatives Powering Progress continue: Clean Energy Future – Energy Efficiency and Energy Strong II (ES II) pending before NJ Board of Public Utilities (BPU); Gas System Modernization Program II (GSMP II) underway; CCGT construction program concludes with Bridgeport Harbor 5 completion targeted for mid-2019 *See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG Q1 Results Summary Quarter ended March 31 $ millions (except EPS) 2019 2018 Net Income $ 700 $ 558 Reconciling Items (153) (66) Operating Earnings (non-GAAP)* $ 547 $ 492 EPS from Net Income $ 1.38 $ 1.10 EPS from Operating Earnings (non-GAAP)* $ 1.08 $ 0.97 *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG - Executing on Regulatory and Policy Initiatives PSEG’s Priorities Aligned with Advancing New Jersey’s Clean Energy Future PSE&G filed Clean Energy Future (CEF) programs in late 2018, consistent with NJ Clean Energy Act, to invest in Energy Efficiency (CEF-EE), Energy Storage (CEF-ES), Electric Vehicle (CEF-EV) and Energy Cloud (CEF-EC) – Advanced Metering Infrastructure (AMI) PSEG Power’s three NJ nuclear plants recently awarded Zero Emission Certificates (ZECs) to help support NJ’s primary supply of zero-carbon electricity BPU final Energy Master Plan expected by year-end 2019, will set New Jersey’s strategic vision for the production, distribution, consumption and conservation of energy FERC/PJM Wholesale Market Reforms Underway FERC continues to consider reforms to PJM’s capacity market to accommodate state supported resources and to address price suppression FERC issued final ruling on fast-start pricing directed to PJM and the NYISO, one of several efforts intended to reform energy price formation

Ongoing investment in utility infrastructure and implementation of 2018’s distribution rate case settlement drive increase in earnings Non-GAAP Operating Earnings* Contribution by Subsidiary 2018 Actual and 2019E Guidance *See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). **Based on the mid-point of 2019 non-GAAP Operating Earnings guidance of $3.15 - $3.35 per share. E = Estimate. $3.15 - $3.35E PSE&G represents approximately 75% of 2019 Operating Earnings Guidance PSEG – Re-affirming 2019 Guidance

PSEG 2019 Q1 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG – Q1 Results by Subsidiary Net Income 2019 2018 Change PSE&G $ 0.79 $ 0.63 $ 0.16 PSEG Power $ 0.59 $ 0.46 $ 0.13 PSEG Enterprise/Other $ - . $ 0.01 $ (0.01) Total PSEG $ 1.38 $ 1.10 $ 0.28 Non-GAAP Operating Earnings* 2019 2018 Change PSE&G $ 0.79 $ 0.63 $ 0.16 PSEG Power $ 0.29 $ 0.33 $ (0.04) PSEG Enterprise/Other $ - . $ 0.01 $ (0.01) Total PSEG* $ 1.08 $ 0.97 $ 0.11 *See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG Enterprise/Other. PSEG Q1 EPS Summary – Quarter ended March 31

$ / share PSEG EPS Reconciliation – Q1 2019 versus Q1 2018 Capacity 0.05 Re-contracting (0.08) Volume 0.01 Gas Operations (0.01) O&M 0.01 Depreciation (0.02) Interest Expense (0.02) Taxes & Other 0.02 Transmission 0.03 Gas Margin 0.08 Electric Margin 0.01 Distribution O&M 0.01 Distribution Depreciation, Interest & Non-Operating Pension/OPEB (0.01) Distribution Taxes & Other 0.04 Interest Expense *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSE&G 2019 Q1 Review

$ / share PSE&G EPS Reconciliation – Q1 2019versus Q1 2018 Transmission 0.03 Gas Margin 0.08 Electric Margin 0.01 Distribution O&M 0.01 Distribution Depreciation, Interest & Non-Operating Pension/OPEB (0.01) Distribution Taxes & Other 0.04

PSE&G – Q1 Weather Summary Q1 2019 vs. Q1 2018 vs. Q1 Normal Monthly Heating Degree Days (HDD) Q1 2019 Winter weather, as defined by heating degree days, was ~3% colder than Q1 2018 and ~2% colder than normal Heating Degree Days

PSE&G – Q1 Highlights $380 million of tax reform savings will be returned to customers in 2019 GSMP II underway (5-year, $1.9 billion program) ES II filed in June 2018; Settlement discussions ongoing CEF programs filed with BPU in late 2018; CEF-EE procedural schedule anticipates a Q3 decision Operations Regulatory and Market Environment PSE&G invested $625 million in Q1 2019 as part of 5-year, $11 - $16 billion capital program expected to produce 7% - 9% annual growth in rate base PSE&G’s Q1 2019 earnings increased by $0.16 per share over Q1 2018 PSE&G 2019 earnings guidance range remains unchanged at $1,200 - $1,230 million Financial For the trailing 12-months ended March 31, weather-normalized electric sales were flat and weather-normalized firm gas sales were 3% higher

PSEG Power 2019 Q1 Review

PSEG Power EPS Reconciliation – Q1 2019 versus Q1 2018 Q1 2018 Net Income Q1 2018 Operating Earnings (non-GAAP)* Q1 2019 Net Income Q1 2019 Operating Earnings (non-GAAP)* Capacity 0.05 Re-contracting (0.08) Volume 0.01 Gas Operations (0.01) O&M 0.01 Depreciation (0.02) Interest Expense (0.02) Taxes & Other 0.02 *See Slide B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). $ / share

Quarter ended March 31 2018 2019 Combined Cycle** 37.4% 43.5% Coal PA 81.3% 82.0% CT 22.5% 8.0% Nuclear 99.5% 98.0% PSEG Power – Q1 Generation Measures Total Nuclear Total Coal Natural Gas & Oil *Excludes solar, Kalaeloa and pumped storage. **Excludes peaking and steam generation. PSEG Power – Generation (GWh)* 12,729 14,094 PSEG Power – Capacity Factors (%)* Quarter ended March 31 ($ millions) 2018 2019 Gas $ 89 $ 153 Oil 25 4 Coal 44 32 Total Fossil 158 189 Nuclear 50 47 Total Fuel Cost $ 208 $ 236 Total Generation (GWh) 12,729 14,094 $ / MWh 16.34 16.74 PSEG Power – Fuel Costs*

PSEG Power – Gross Margin Performance Re-contracting at lower market prices Higher capacity revenues in first-half 2019 Higher generation from new CCGT units Lower realized spark spreads Regional Performance Region Q1 Gross Margin ($M) Q1 2019 Performance PJM $384 Re-contracting at lower prices; higher capacity prices and higher volume from new CCGT generation; lower spark spreads New England $44 Higher demand and capacity prices partially offset by lower market prices New York $10 Lower prices and demand PSEG Power Gross Margin ($/MWh) Quarter ended March 31

Hedging Update Contracted Energy* * Hedge percentages and prices as of March 29, 2019 and reflect revenues of full requirement load deals based on contract price including renewable energy credits, ancillary and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options. Apr - Dec 2019 2020 2021 Base Load (Nuclear and Base Load Coal) Volume TWh 26 36 36 % Hedged 100% 90-95% 40-45% Price $/MWh $37 $38 $39 Intermediate, Combined Cycle, Peaking Volume TWh 20-22 23-25 24-26 % Hedged 60-65% 0% 0% Price $/MWh $37 $ - $ - Total Volume TWh 46-48 60-62 60-62 % Hedged 80-85% 50-55% 25-30% Price $/MWh $37 $38 $39

PSEG Power – Q1 Highlights Q1 total output up 11% on higher CCGT production with two new units on line Nuclear fleet achieved average capacity factor of 98%, producing 8.2 TWh of output; Salem 1 experienced first uninterrupted run between refueling outages CCGT fleet produced 4.4 TWh of output; Coal fleet produced 1.4 TWh Operations Regulatory and Market Environment Financial BPU awarded ZECs to all three NJ nuclear plants beginning April 18 Realized spark spreads pressured by rising gas prices versus flat to lower power prices PJM capacity market reforms currently pending before FERC FERC issued final ruling on fast-start pricing to enable PJM and NYISO to enact improvements to energy price formation Power’s total debt as a percentage of capitalization at March 31 was 32% Power’s 2019 non-GAAP Operating Earnings guidance range remains unchanged at $395 - $460 million; non-GAAP Adjusted EBITDA guidance for 2019 remains unchanged at $1,030 - $1,130 million

PSEG

PSEG Financial Highlights Re-affirming 2019 non-GAAP Operating Earnings guidance of $3.15 - $3.35 per share Business mix for 2019 guidance reflects approximately 75% of Operating Earnings from our regulated utility PSE&G PSEG’s 5-year capital spending forecast of $12 - $17 billion, 90% directed at PSE&G, is expected to produce approximately 7% - 9% annual growth in rate base over the planning period PSEG Power’s CCGT construction program expected to be completed mid-2019, increasing Power’s free cash flow BPU voted to award ZECs to Hope Creek and Salem 1 and Salem 2 Financial position remains strong: Increased 2019 indicative annual common dividend by $0.08 to $1.88 per share PSEG continues to be a net beneficiary from the Tax Act Cash from Power and increasing cash flow from operations at PSE&G support dividend growth and fund capital spending program without the need to issue equity Debt as a percentage of capitalization was 51% at March 31

PSEG 2019 Guidance - By Subsidiary $ millions (except EPS) 2019E 2018 PSE&G (Net Income) $1,200 - $1,230 $1,067 PSEG Power $395 - $460 $502 PSEG Enterprise/Other $5 - $10 $13 Operating Earnings (non-GAAP)* $1,600 - $1,700 $1,582 Operating EPS (non-GAAP)* $3.15 - $3.35 $3.12 Segment Operating Earnings Guidance and Prior Year Results (non-GAAP, except as noted)* $ millions 2019E 2018 PSEG Power $1,030 - $1,130 $1,059 PSEG Power Adjusted EBITDA (non-GAAP)* Note: PSEG Power guidance reflects the benefits of including a partial year of ZECs *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) and Slide B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP). E = Estimate.

PSEG Liquidity as of March 31, 2019

Investment program provides opportunity for approximately 7% - 9% compound annual rate base growth



PSE&G Year-End Rate Base
2018 – 2023E
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$ Millions
9% -
7% -
CEF
ES II
2018
2019E
2020E
2021E
2022E
2023E
Transmission
Distribution

Hashed portion of the chart represents ES II and CEF filings. E = Estimate
Chart excludes CWIP. Year-end 2018 CWIP balance was ~$1.2B.

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Distribution Rate Case Key Terms ROE of 9.6%; 54% equity ratio Rate Base of $9.5B: $5.5B Electric and $4.0B Gas Base revenues include recovery of deferred storm costs (~$50M/year) Tax Adjustment Clause – Two tax items flowed back to customers, with a return on the portion related to rate base: Excess deferred taxes – Unprotected over five years; Protected via ARAM ‘Safe Harbor Adjusted Repair Deduction’ (SHARE) - Ongoing and 1/3 of historic balance over the next five years Rate design changes: Higher monthly fixed service charges for electric and gas bring us in line with other NJ utilities Decoupling/lost revenues to be addressed in CEF-EE filing Annual Revenue Impact ($ Millions) Electric Gas Total Base Revenue $89 $123 $212 Tax Adjustment Clause (80) (145) (225) Net Revenue Change $9 $(22) $(13) ARAM = AVERAGE RATE ASSUMPTION METHOD ROE = RETURN ON EQUITY

Key Provisions of the Zero Emission Certificate Program Zero Emission Certificate On April 18, the BPU awarded ZECs to PSEG Nuclear’s three NJ nuclear plants: Hope Creek and Salem 1 and Salem 2. The BPU completed a process outlined by legislation passed in May 2018 that provided contracts to awarded nuclear plants equal to no more than 40% of NJ’s retail electric deliveries. The BPU’s award was based on an assessment of financial need in addition to the nuclear plants’ impact on the state’s air quality, fuel diversity, and environmental attributes. Term Hope Creek and Salem 1 and Salem 2 receive ZECs for a “stub period” beginning April 18 through the end of current energy year (May 31, 2019) plus an additional three years starting June 1, 2019 to May 31, 2022. 13 months prior to the conclusion of the first 3-year period (April 30, 2021), an eligible nuclear power plant can apply to receive ZECs for a subsequent three-year period. Impact Will preserve an important carbon-free source of power for New Jersey, save New Jersey electricity customers hundreds of millions of dollars in what would have been higher energy costs, save thousands of jobs, preserve fuel diversity and prevent a significant increase in environmentally damaging air emissions.

Reconciliation of Non-GAAP Operating Earnings Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. A Includes the financial impact from positions with forward delivery months. Income tax effect calculated at the statutory rate except for lease related activity which is calculated at a combined leveraged lease effective tax rate, and NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds.

Reconciliation of Non-GAAP Operating Earnings and Non-GAAP Adjusted EBITDA Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income. B Includes the financial impact from positions with forward delivery months. Income tax effect calculated at the statutory rate except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds. Excludes amounts related to Operating Earnings (non-GAAP) reconciling items. Net of capitalized interest. Income tax effect calculated at a combined leveraged lease effective tax rate.